UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2014

FORTEGRA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35009	58-1461399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10151 Deerwood Park Boulevard, Building 100, Suite 330
Jacksonville, FL	32256
(Address of principal executive offices)	(Zip Code)

(866)-961-9529
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition
On March 10, 2014, Fortegra Financial Corporation issued a news release regarding its financial results for the three and twelve months ended December 31, 2013. A copy of the news release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. For purposes of Section 18 of the Securities Exchange Act of 1934, the news release is deemed furnished not filed.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
99.1	News Release, dated March 10, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortegra Financial Corporation

Date: March 10, 2014	By:	/s/ Christopher D. Romaine
	Name:	Christopher D. Romaine
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release, dated March 10, 2014